PATCOMM CORPORATION

                         NON-QUALIFIED STOCK OPTION PLAN


     1. Purpose. The purpose of the Patcomm Corporation Non-Qualified Stock Option Plan (the "Plan") is to promote the growth and general prosperity of Patcomm Corporation (herein called the "Company") and its subsidiaries by permitting the Company to grant options to purchase shares of its Common Stock ("Options"), to attract and retain the best available personnel for positions of substantial responsibility and to provide certain key employees, independent contractors, technical advisors and directors of the Company with an additional incentive to contribute to the success of the Company.

     2. Administration and Operation of the Plan. The Plan shall be administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Plan is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the Plan, and shall have discretionary authority to (a) determine the persons to whom Options shall be granted, (b) determine the quantity of shares to be included in each Option, (c) interpret the Plan, and (d) promulgate such rules and regulations under the Plan as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     3. Eligibility. Upon the terms and conditions hereafter set forth, the Committee may grant on behalf of the Company, options (the "Options" or, individually, an "Option") to purchase shares of the Company's common stock to any key employee, independent contractor, technical advisor or director of the Company or any of its subsidiaries hereinafter organized or acquired. The Options shall be substantially in form and substance as set forth in Exhibit A.

     4. Stock to be Optioned. Subject to the provisions of Section 10, the maximum number of shares which may be optioned and sold under the Plan is one hundred fifty thousand (150,000) shares of no par value authorized, but unissued, or reacquired Common Stock of the Company.

     5. Term. The Plan shall become effective upon its adoption by the Company's Board of Directors and by a majority of the outstanding security holders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 9.

     6. Option Price. The option price for the Common Stock to be issued under the Plan may be greater than, less than or equal to the market value of the stock at the date of grant in the discretion of the Committee.

     7. Exercise of Option.

          (a) The number of shares optioned to an employee or director shall be exercisable in whole or in part at any time during the term of the Option. An Option may not be exercised for fractional shares of the stock of the Company.

          In the event the Company or the Stockholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization, liquidation or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option, notwithstanding the preceding provisions of this Section 7(a), during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

          (b) An Option may only be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. The notice shall state the number of shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee substantially in the form and substance as set forth in the investment letter attached hereto as Exhibit B, and shall be signed by the Optionee. The Option Price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the Option Price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds form the sale of the option shares to the Company by the surrender of shares of common stock owned by the Optionee exercising the Option and having a fair market value on the date of exercise equal to the option price, or by the surrender of options to purchase common stock having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in Section 10.

          (c) An Option may be exercised by the Optionee only while he is, and has continually been since the date of the grant of the Option, an employee, independent contractor, technical advisor or director of the Company, its subsidiaries, its parent or its successor companies, except that to the extent that installments have accrued and remain unexercised on the date of the Optionee's death, such Option of the deceased Optionee may be exercised within one year after the death of such Optionee, but in no event later than five years after the date of grant of such Option, by (and only by) the person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

          (d) An Option may be exercised in accordance with this Section 7 as to all or any portion of the shares subject to the Option from time to time, but shall not be exercisable with respect to fractions of a share.

     8. Options not Transferable. Options under this Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee. Further, no Option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. Any attempted assignment, transfer, pledge, hypothecation or similar disposition of the Option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the Option, shall void the Option. Notwithstanding the above, any "derivative security," as such term is defined under Rule 16b-3, issued under the Plan shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of Options granted pursuant to this Plan shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

                                       2        Non-Qualified Stock Option Plan

     9. Amendment or Termination of the Plan.

          (a) The Committee, with approval by a majority of the outstanding security holders and by each Optionee affected by such change, may amend the Plan from time to time in such respects as the Committee and the Company's security holders may deem advisable.

          (b) The Committee may at any time terminate the Plan. Any such termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

     10. Adjustments Upon Changes In Capitalization. If all or any portion of an Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising such an Option shall receive, for the aggregate price payable upon such exercise of the Option, the aggregate number and class of shares which, if shares of Common Stock (as authorized at the date of the granting of such Option) had been purchased at the date of granting of the Option for the same aggregate price (on the basis of the price per share provided in the Option) and had not been disposed of, such person or persons would be holding at the time of such exercise, as a result of such purchase and any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of and class of shares remaining available under the Plan shall be that number and class which a person, to whom an Option had been granted for all of the available shares under the Plan on the date preceding such change, would be entitled to receive as provided in the first sentence of this Section 10.

     11. Optionee as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to the shares of the Company' Common Stock covered by such Option until the date of the issuance of stock certificate(s) to him. No adjustment will be made for dividends or other rights with respect to which the record date is prior to the date of such stock certificate or certificates.

     12. Employment of Optionee. The existence of this Plan shall not impose or be construed as imposing upon the Company, or any parent or subsidiary of the Company, any obligation to employ or contract for services with the Optionee for any period of time, and shall not supersede or in any way increase the obligations of the Company, or any parent or subsidiary of the Company, under any employment or other contract now or hereafter existing with any Optionee.

     13. Agreement and Representations of Optionee. As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any government agency.

                                       3         Non-Qualified Stock Option Plan

     14. Securities to be Unregistered. The Company shall be under no obligation to register or assist the Optionee in registering either the Options or the Common Stock covered by an Option under the federal securities law or any state securities law, and both the Options and all Common Stock issuable thereunder shall be "restricted securities" as defined in Rule 144 of the General Rules and Regulations of the Securities Act of 1933 (the "Act"), and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, all certificates evidencing shares covered by the Option, and any securities issued and replaced or exchanged therefor, shall bear a restrictive legend to this effect.

     15. Reservation of Shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authority shall not have been obtained.

     16. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Colorado.

     17. Definitions. As used herein, the following definitions shall apply:

          (a) "Common Stock" shall mean Common Stock, no par value of the Company.

          (b) "Continuous Employment" shall mean employment without interruption, by any one or more of the Company, its parent, its subsidiaries and its successor companies. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or among the Company, its parent, its subsidiaries or its successor companies.

          (c) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Option" shall mean a stock option granted pursuant to the Plan.

          (e) "Parent" shall mean a "parent corporation" as defined in Section 425(e) and (g) of the Internal Revenue Code.


          (f)  "Plan"  shall  mean the  Nonstatutory  Stock  Option  Plan of the
     Company.

          (g) "Stockholders" shall mean the holders of outstanding shares of the Company's Common Stock.

          (h) "Subsidiary"  shall mean a "subsidiary  corporation" as defined in
     Section 425(f) and (g) of the Internal Revenue Code.

          (i) "Successor Company" means any company which acquires all or substantially all of the stock or assets of the Company.

                                       4         Non-Qualified Stock Option Plan

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan this 15th day of November, 1996.


                                            PATCOMM CORPORATION
                                            (The "Company")



                                            By:
                                                --------------------------------
                                                  Frank Delfine, President

ATTEST:



------------------------------------
Alex Adelson, Secretary


                                       5         Non-Qualified Stock Option Plan

                                    EXHIBIT A

                               PATCOMM CORPORATION

                                  STOCK OPTION




     Patcomm Corporation (the "Company") hereby grants to ________________________ the right and option to purchase ____________ shares of the Common Stock, no par value, of the Company at the exercise price of $______________ per share. This Option is granted as of the date set forth below and shall expire _______ years from such date. This Option is subject to all the terms and conditions of the Company Non-Qualified Stock Option Plan which are incorporated herein by this reference, and may not be assigned or transferred except as provided therein. Further, the recipient of this Option hereby acknowledges that if the shares of Common Stock acquired upon exercise of this Option are not held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for the recipient pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.



     Dated:______________________, 19____.



                                             PATCOMM CORPORATION
                                             (The "Company")



                                             By:
                                                 -------------------------------
                                                   Frank Delfine, President

ATTEST:



------------------------------------
Alex Adelson, Secretary


The option represented by this certificate and the shares of common stock underlying this option have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. Neither the option nor the shares underlying the option may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.



                                        6        Non-Qualified Stock Option Plan

                                    EXHIBIT B

Patcomm Corporation

Gentlemen:

     I hereby elect to exercise Options to purchase __________ shares of Patcomm Corporation (the "Company") Common Stock, no par value (the "Securities"), pursuant to the Company's Non-Qualified Stock Option Plan, dated November 15, 1996, and as subsequently amended.

     I acknowledge to the Company that (1) the Securities to be issued to me are being acquired for investment and not with a view to the distribution thereof,
(2) I will not offer, sell, transfer or otherwise dispose of the Securities except in a transaction which does not violate the Securities Act of 1933, as amended (the "Act"), and (3) the Securities are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

     I acknowledge and understand that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I also understand that the Company is the only person which may register its securities under the Act.
Furthermore, the Company has not made any representations, warranties or covenants to me regarding the registration of the Securities or compliance with Regulation A or some other exemption under the Act.

     I further acknowledge that I am fully aware of the applicable limitations on the resale of the Securities. Rule 144 permits sales of "restricted securities" upon compliance with certain requirements. If Rule 144 is available for the resale of the securities, I may resell the Securities only in accordance with its limitations.

     I further acknowledge that I understand that the Company is subject to the so called "short swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and that if this exercise is found to be in violation of those provisions, I will be obligated to make payment to the Company of any profits which I derive as a result of the matching of sales and purchases within the statutory period. I also understand that if the shares of Common Stock to be acquired upon exercise of this Option have not been held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for me pursuant to Section 16(b) of the 1934 Act.

     Any and all certificates representing the Securities, and any securities issued in replacement or exchange therefor, shall bear substantially the following legend, which I have read and understood.

The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act")) and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                                       7         Non-Qualified STock Option Plan

     I agree that the Company shall have the right to issue stop transfer instructions to its transfer agent to bar the transfer except in accordance with the Act. I acknowledge that the Company has informed me of its intention to issue such instructions.

     I further agree that the Company shall have the right to take such action as it deems necessary to make appropriate federal and state withholding payments on my behalf.

     Dated: ______________________, 19_____.

                                              Very truly yours,


                                              ---------------------------------
                                              Optionee

                                              ---------------------------------
                                              (Please print or type name)


                                        8        Non-Qualified Stock Option Plan